UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2021
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Masonite International Corporation
(Exact name of registrant as specified in its charter)
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British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road
Concord, Ontario L4K 2N6 Canada
(Address of principal executive offices)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Securities registered pursuant to Section 12(b) of the Act:
Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 14, 2021, the Board of Directors (the “Board”) of Masonite International Corporation (the “Company”) appointed John H. Chuang as a director, effective immediately, to fill the existing vacancy on the Board. Mr. Chuang was also appointed to the Human Resources and Compensation Committee of the Board at the same time. Mr. Chuang is the co-founder and CEO of Aquent, a global workforce solutions provider.
Mr. Chuang is eligible to participate in the Company's non-employee director compensation program, which consists of equity and cash compensation, as described on page 23 of the Company's Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2020, relating to the Company’s 2020 annual general meeting of shareholders, except that his annual equity retainer of restricted stock units will be $100,000 (increased from $90,000) in accordance with a change approved by the Board effective January 1, 2020 for all non-employee directors other than the Chairman of the Board. In addition, Mr. Chuang entered into the Company's standard indemnification agreement, the form of which was filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2019 filed with the SEC on February 20, 2020.
There are no arrangements or understandings between Mr. Chuang and any other persons pursuant to which any of them were selected as a director of the Company. Mr. Chuang has no direct or indirect material interest in any transaction or currently proposed transaction in which the Company is a participant that is required to be reported under Item 404(a) of Regulation S-K.
On January 14, 2021, the Company issued a press release announcing the appointment of Mr. Chuang to the Board of Directors. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release issued by Masonite International Corporation on January 14, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	January 14, 2021	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary

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